                             AIM SUMMIT FUND, INC.

                       Supplement dated December 16, 1996
         to the Statement of Additional Information dated March 1, 1996



         On December 11, 1996, the Board of Directors of AIM Summit Fund, Inc. (the "Fund") approved, subject to shareholder approval, the elimination of and changes to certain fundamental investment policies of the Fund related to investment in other investment companies. Shareholders will be asked to approve these changes at an annual meeting of shareholders to be held on February 7, 1997. If approved, these changes will become effective as of March 1, 1997.

         Reference is made to Investment Restriction Nos. 9 and 10 of the Fund, set forth on page 21 of the Fund's Statement of Additional Information. The Board of Directors has approved the elimination of Investment Restriction No. 10 and a change to Investment Restriction No. 9. In the event shareholders approve the proposed changes, Investment Restriction No. 10 will no longer apply and Investment Restriction No. 9 will read in full as follows:

         (9) invest in companies for the purpose of exercising control or management, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.